                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2005

                                 LIFEPOINT, INC.
                                 ---------------

             (Exact name of registrant as specified in its charter)

DELAWARE                                             #33-0539168
--------------------------------------------------------------------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)

1205 S. DUPONT STREET, ONTARIO, CALIFORNIA           91761
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)

(909) 418-3000
--------------------------------------------------------------------------------
Registrant's Telephone Number, Including Area Code

                                 ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

================================================================================

ITEM 8.01  OTHER EVENTS.

On April 14, 2005, LifePoint, Inc. (the "Company") announced that it had enough cash on hand to support its operations through April 27, 2005. The Company was unsuccessful in obtaining additional financing to fund its continuing operations. As a result, the Company assigned its assets in trust, for the benefit of all of the Company's creditors, to the Insolvency Services Group, Inc. effective April 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therein to be duly authorized.


                                                     LIFEPOINT, INC.
                                                     (Registrant)

Date:  April 28, 2005                                By  /s/  Gerry C. Braun
                                                         -----------------------
                                                         Gerry C. Braun
                                                         Chief Financial Officer